EXHIBIT 99.1

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. Any such offer to buy or sell any security or instrument or to engage in a transaction would be made only after a prospective participant had completed its own independent investigation of the transaction and received all information it required to make its own investment decision, including, where applicable, a review of any offering circular or memorandum describing such security or instrument which would contain material information not contained herein and to which prospective participants are referred. In the event of any such offering, this information shall be deemed superseded and replaced in its entirety by such offering circular or memorandum. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities or transactions would conform to the terms hereof. Morgan Stanley and its affiliates disclaim any and all liability relating to this information.

The following information may contain general, summary discussions of certain tax, regulatory, accounting and/or legal issues relevant to the proposed transaction. Any such discussion is necessarily generic and may not be applicable to or complete for any particular recipient's specific facts and circumstances. Morgan Stanley is not offering and does not purport to offer tax, regulatory, accounting or legal advice and this information should not and cannot be relied upon as such. Prior to entering into any proposed transaction, recipients should determine, in consultation with their own legal, tax, regulatory and accounting advisors, the economic risks and merits, as well as the legal, tax, regulatory and accounting characteristics and consequences, of the transaction.

The projections or other estimates in these materials (if any), including estimates of returns or performance, are forward-looking statements based upon certain assumptions and are preliminary in nature. Actual results are difficult to predict and may depend upon events outside the issuer's or counterparty's control. Actual events may differ from those assumed and changes to any assumptions may have a material impact on any projections or estimates. Other events which were not taken into account may occur and may significantly affect the analysis. Certain assumptions may have been made for modeling purposes only to simplify the presentation and/or calculation of any projections or estimates, and Morgan Stanley does not purport that any such assumptions will reflect actual future events. Accordingly, there can be no assurance that estimated returns or projections will be realized or that actual returns or performance results will not be materially different than those estimated herein. Any such estimated returns and projections should be viewed as hypothetical. Recipients should conduct their own analysis, using such assumptions as they deem appropriate, and should fully consider other available information in making a decision regarding these transactions. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice.

Notwithstanding any other express or implied agreement, arrangement, or understanding to the contrary, Morgan Stanley and each recipient hereof are deemed to agree that both Morgan Stanley and such recipient (and their respective employees, representatives, and other agents) may disclose to any and all persons, without limitation of any kind from the commencement of discussions, the U.S. federal income tax treatment of the transaction ("tax treatment") and any fact that may be relevant to understanding the tax treatment of the transaction described herein ("tax structure") and all materials of any kind (including opinions or other tax analyses) that are provided to such person relating to such tax treatment and tax structure, except where confidentiality is reasonably necessary to comply with securities laws (including, where applicable, confidentiality regarding the identity of an issuer of securities or its affiliates, agents and advisors).

The offer or sale of securities or transactions may be restricted by law. Additionally, transfers of any such securities or instruments may be limited by law or the terms thereof. Unless noted herein, neither Morgan Stanley or any issuer of securities has taken or will take any action in any jurisdiction that would permit a public offering of Notes, or possession or distribution of any offering material in relation thereto, in any country or jurisdiction where action for such purpose is required. Recipients are required to inform themselves of and comply with any legal or contractual restrictions on their purchase, holding, sale, exercise of rights or performance of obligations under any transaction. Morgan Stanley does not undertake or have any responsibility to notify you of any changes to the attached information. Morgan Stanley & Co. Incorporated, its affiliates and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Additional information is available upon request.

With respect to any UK recipients, this communication is directed only to those persons who are market counterparties or intermediate customers (as defined in the UK Financial Services Authority's rules).

Asset Backed Certificates
IXIS
2005-HE2

------------------------------------------------------------------------------------------------------
                                                 Forward + 100
------------------------------------------------------------------------------------------------------
Per          Date               Coll_Bal           XS_Interest       1mLIBOR      6mLIBOR      XS as %
------------------------------------------------------------------------------------------------------
         1    6/25/2005         863,821,138.22     1,747,033.46      3.0300       3.3800       2.43% *Prefund
         2    7/25/2005         845,881,868.16     1,254,265.51      4.0962       4.4766       1.78% *Prefund
         3    8/25/2005         827,009,882.38     1,294,218.63      4.2697       4.6016       1.88% *Prefund
         4    9/25/2005         807,222,392.32     1,454,316.76      4.4216       4.6999       2.16%
         5   10/25/2005         786,536,343.34     1,425,502.14      4.5641       4.7884       2.17%
         6   11/25/2005         766,294,968.99     1,247,243.80      4.6230       4.8591       1.95%
         7   12/25/2005         746,485,687.31     1,247,763.74      4.7321       4.9214       2.01%
         8    1/25/2006         727,096,665.84     1,049,861.05      4.8363       4.9764       1.73%
         9    2/25/2006         708,116,786.42     1,011,158.33      4.8531       5.0242       1.71%
        10    3/25/2006         689,535,680.10     1,232,210.48      4.9385       5.0680       2.14%
        11    4/25/2006         671,343,865.72       879,257.40      4.9963       5.1068       1.57%
        12    5/25/2006         653,532,586.00       953,568.81      4.9884       5.1431       1.75%
        13    6/25/2006         636,095,503.75       801,363.11      5.0544       5.1802       1.51%
        14    7/25/2006         619,028,250.34       840,697.55      5.1150       5.2142       1.63%
        15    8/25/2006         602,400,549.50       729,760.38      5.1093       5.2445       1.45%
        16    9/25/2006         586,205,800.98       684,833.76      5.1615       5.2753       1.40%
        17   10/25/2006         570,438,524.80       729,563.05      5.2118       5.3045       1.53%
        18   11/25/2006         555,093,008.99       626,624.42      5.2083       5.3285       1.35%
        19   12/25/2006         540,159,669.83       672,154.25      5.2542       5.3490       1.49%

        20    1/25/2007         525,627,441.63       617,961.26      5.2958       5.3665       1.41%
        21    2/25/2007         511,459,960.69       602,346.25      5.2908       5.3822       1.41%
        22    3/25/2007         497,673,515.35     1,234,703.39      5.3314       5.3948       2.98%
        23    4/25/2007         484,319,388.97     1,138,411.03      5.3630       5.4055       2.82%
        24    5/25/2007         471,325,553.33     1,239,689.93      5.3279       5.4152       3.16%
        25    6/25/2007         458,682,054.00     1,162,954.54      5.3574       5.4269       3.04%
        26    7/25/2007         446,381,467.47     1,228,031.13      5.3856       5.4380       3.30%
        27    8/25/2007         434,415,156.87     1,132,327.94      5.3654       5.4475       3.13%
        28    9/25/2007         422,768,997.86     1,282,013.81      5.3927       5.4608       3.64%
        29   10/25/2007         411,456,292.63     1,369,247.81      5.4158       5.4735       3.99%
        30   11/25/2007         400,447,533.85     1,293,139.13      5.3974       5.4841       3.88%
        31   12/25/2007         389,734,752.48     1,331,523.76      5.4218       5.4955       4.10%
        32    1/25/2008         379,307,520.34     1,259,025.92      5.4434       5.5056       3.98%
        33    2/25/2008         369,162,412.50     1,225,191.89      5.4431       5.5154       3.98%
        34    3/25/2008         359,288,380.24     1,433,669.49      5.4667       5.5244       4.79%
        35    4/25/2008         349,691,584.52     1,332,698.32      5.4826       5.5329       4.57%
        36    5/25/2008         340,351,759.06     1,370,377.77      5.4634       5.5417       4.83%
        37    6/25/2008         331,261,766.09     4,792,379.65      5.4825       5.5527      17.36%
        38    7/25/2008         322,415,338.97     1,571,774.58      5.4996       5.5640       5.85%
        39    8/25/2008         313,804,992.85     1,483,935.66      5.4967       5.5747       5.67%
        40    9/25/2008         305,424,220.12     1,460,601.48      5.5159       5.5887       5.74%
        41   10/25/2008         297,268,793.30     1,480,519.04      5.5313       5.6025       5.98%
        42   11/25/2008         289,330,911.13     1,396,538.74      5.5296       5.6140       5.79%
        43   12/25/2008         281,604,677.62     1,404,642.77      5.5478       5.6250       5.99%
        44    1/25/2009         274,084,667.17     1,319,789.42      5.5648       5.6352       5.78%
        45    2/25/2009         266,765,154.39     1,281,590.62      5.5777       5.6451       5.77%
        46    3/25/2009         259,640,727.44     1,385,828.80      5.5961       5.6399       6.40%
        47    4/25/2009         252,707,510.53     1,223,722.13      5.6061       5.6316       5.81%
        48    5/25/2009         245,959,132.09     1,233,910.89      5.5931       5.6249       6.02%
        49    6/25/2009         239,390,580.53     1,159,097.86      5.6082       5.6217       5.81%
        50    7/25/2009         232,997,123.28     1,163,117.43      5.6216       5.6240       5.99%
        51    8/25/2009         226,773,968.74     1,107,997.78      5.5475       5.6272       5.86%
        52    9/25/2009         220,716,600.39     1,081,372.54      5.5485       5.6463       5.88%
        53   10/25/2009         214,820,789.85     1,086,221.13      5.5612       5.6677       6.07%
        54   11/25/2009         209,082,089.53     1,020,717.83      5.5755       5.6875       5.86%
        55   12/25/2009         203,496,311.54     1,019,773.50      5.6194       5.7087       6.01%
        56    1/25/2010         198,059,373.88       956,491.27      5.6436       5.7210       5.80%
        57    2/25/2010         192,767,402.86       928,290.12      5.6584       5.7309       5.78%
        58    3/25/2010         187,615,129.99     1,003,979.83      5.6728       5.7400       6.42%
        59    4/25/2010         182,599,011.29       886,546.96      5.6855       5.7494       5.83%
        60    5/25/2010         177,703,621.85       891,160.69      5.6977       5.7592       6.02%
        61    6/25/2010         172,937,983.49       839,435.23      5.6925       5.7686       5.82%
        62    7/25/2010         168,298,681.74       844,353.45      5.7002       5.7844       6.02%
        63    8/25/2010         163,783,329.64       792,342.29      5.7129       5.8014       5.81%
        64    9/25/2010         159,388,560.05       775,147.19      5.7264       5.8192       5.84%
        65   10/25/2010         155,111,872.67       780,498.45      5.7399       5.8371       6.04%
        66   11/25/2010         150,949,612.99       732,659.23      5.7548       5.8533       5.82%
        67   12/25/2010         146,898,563.12       734,760.56      5.7838       5.8707       6.00%
        68    1/25/2011         142,955,757.37       689,194.77      5.8019       5.8814       5.79%
        69    2/25/2011         139,118,327.49       668,786.29      5.8163       5.8907       5.77%
        70    3/25/2011         135,383,367.71       620,377.18      5.8305       5.8992       5.50%
        71    4/25/2011         131,748,750.35       524,045.89      5.8428       5.9079       4.77%
        72    5/25/2011         128,211,346.33       531,684.63      5.8547       5.9173       4.98%
        73    6/25/2011         124,768,440.02       497,794.53      5.8477       5.9256       4.79%
        74    7/25/2011         121,417,502.83       505,478.39      5.8548       5.9359       5.00%
        75    8/25/2011         118,156,093.79       471,232.81      5.8673       5.9461       4.79%
        76    9/25/2011         114,981,779.79       460,687.16      5.8807       5.9568       4.81%

        77   10/25/2011         111,892,551.01       467,871.36      5.8939       5.9673       5.02%
        78   11/25/2011         108,885,937.24       436,674.26      5.9052       5.9767       4.81%
        79   12/25/2011         105,959,649.11       443,827.20      5.9072       5.9869       5.03%
        80    1/25/2012         103,111,545.46       414,623.98      5.9161       5.9935       4.83%
        81    2/25/2012         100,339,553.12       403,148.96      5.9290       5.9995       4.82%
        82    3/25/2012          97,641,600.42       427,207.42      5.9419       6.0048       5.25%
        83    4/25/2012          95,015,940.09       383,741.44      5.9535       6.0103       4.85%
        84    5/25/2012          92,460,487.45       389,360.53      5.9630       6.0163       5.05%
        85    6/25/2012          89,973,314.70       365,615.39      5.9470       6.0216       4.88%
        86    7/25/2012          87,552,599.30       371,327.72      5.9503       6.0321       5.09%
        87    8/25/2012          85,196,579.43       323,395.76      5.9614       6.0434       4.56%
        88    9/25/2012          82,903,506.03       316,488.63      5.9734       6.0553       4.58%
        89   10/25/2012          80,671,909.33       322,908.64      5.9853       6.0672       4.80%
        90   11/25/2012          78,500,023.36       300,414.49      5.9964       6.0773       4.59%
        91   12/25/2012          76,386,195.00       306,156.76      6.0073       6.0888       4.81%
        92    1/25/2013          74,328,878.71       284,991.61      6.0183       6.0955       4.60%
        93    2/25/2013          72,326,577.41       277,325.58      6.0303       6.1014       4.60%
        94    3/25/2013          70,377,788.96       308,861.62      6.0421       6.1065       5.27%
        95    4/25/2013          68,481,270.81       264,625.53      6.0522       6.1118       4.64%
        96    5/25/2013          66,635,499.93       269,654.53      6.0614       6.1181       4.86%
        97    6/25/2013          64,839,079.27       252,417.26      6.0477       6.1237       4.67%
        98    7/25/2013          63,090,691.21       257,427.81      6.0513       6.1372       4.90%
        99    8/25/2013          61,389,064.29       239,901.01      6.0615       6.1521       4.69%
       100    9/25/2013          59,732,932.05       235,089.81      6.0728       6.1679       4.72%
       101   10/25/2013          58,121,274.24       239,777.50      6.0839       6.1837       4.95%
       102   11/25/2013          56,552,790.57       223,663.27      6.0967       6.1978       4.75%
       103   12/25/2013          55,026,272.06       226,960.28      6.1249       6.2129       4.95%
       104    1/25/2014          53,540,602.48       211,683.34      6.1410       6.2204       4.74%
       105    2/25/2014          52,094,701.69       206,180.61      6.1529       6.2262       4.75%
       106    3/25/2014          50,687,474.09       228,776.76      6.1645       6.2311       5.42%
       107    4/25/2014          49,318,060.97       197,356.90      6.1743       6.2364       4.80%
       108    5/25/2014          47,985,330.28       200,864.66      6.1833       6.2426       5.02%
       109    6/25/2014          46,688,263.56       188,551.54      6.1698       6.2477       4.85%
       110    7/25/2014          45,425,907.45       192,004.20      6.1733       6.2574       5.07%
       111    8/25/2014          44,197,341.64       179,514.07      6.1833       6.2676       4.87%
       112    9/25/2014          43,001,652.04       175,800.69      6.1944       6.2786       4.91%
       113   10/25/2014          41,838,075.32       178,925.11      6.2053       6.2894       5.13%
       114   11/25/2014          40,705,685.81       167,556.65      6.2155       6.2984       4.94%
       115   12/25/2014          39,603,662.85       170,332.61      6.2252       6.3080       5.16%
       116    1/25/2015          38,531,165.33       159,648.09      6.2351       6.3063       4.97%
       117    2/25/2015          37,487,408.20       155,732.47      6.2462       6.3015       4.99%
       118    3/25/2015          36,471,609.46       170,803.27      6.2570       6.2957       5.62%
       119    4/25/2015          35,483,047.76       148,555.46      6.2659       6.2899       5.02%
       120    5/25/2015          34,521,169.05       150,984.71      6.2693       6.2858       5.25%
       121    6/25/2015          33,585,049.22       143,168.78      6.2163       6.2803       5.12%
       122    7/25/2015          32,673,998.89       145,569.02      6.2061       6.2838       5.35%
       123    8/25/2015          31,787,349.30       136,804.12      6.2142       6.2893       5.16%
       124    9/25/2015          30,924,456.70       133,526.46      6.2237       6.2954       5.18%
       125   10/25/2015          30,084,687.54       135,349.57      6.2329       6.3013       5.40%
       126   11/25/2015          29,267,433.60       127,400.55      6.2399       6.3061       5.22%
       127   12/25/2015          28,472,090.81       129,369.48      6.2354       6.3124       5.45%
       128    1/25/2016          27,698,077.10       121,975.93      6.2397       6.3198       5.28%
       129    2/25/2016          26,944,827.13       119,150.15      6.2487       6.3286       5.31%
       130    3/25/2016          26,211,778.46       125,249.37      6.2577       6.3366       5.73%
       131    4/25/2016          25,498,457.83       114,331.18      6.2656       6.3451       5.38%
       132    5/25/2016          24,804,297.34       115,725.81      6.2748       6.3541       5.60%

       133    6/25/2016          24,128,768.10       109,358.07      6.2807       6.3623       5.44%
       134    7/25/2016          23,471,373.37       110,682.22      6.2891       6.3732       5.66%
       135    8/25/2016          22,831,633.40       104,615.65      6.2974       6.3837       5.50%
       136    9/25/2016          22,209,065.91       102,804.60      6.3066       6.3952       5.55%
       137   10/25/2016          21,603,293.84       104,079.71      6.3156       6.4064       5.78%
       138   11/25/2016          21,013,816.81        98,585.92      6.3250       6.4160       5.63%
       139   12/25/2016          20,440,177.57        99,524.46      6.3424       6.4261       5.84%
       140    1/25/2017          19,881,953.70        94,359.86      6.3534       6.4249       5.70%
       141    2/25/2017          19,338,735.09        92,354.10      6.3628       6.4208       5.73%
       142    3/25/2017          18,810,111.75        99,032.05      6.3719       6.4157       6.32%
       143    4/25/2017          18,295,718.93        88,697.88      6.3791       6.4107       5.82%
       144    5/25/2017          17,795,153.62        89,536.29      6.3821       6.4074       6.04%
       145    6/25/2017          17,308,044.06        85,698.36      6.3367       6.4028       5.94%
       146    7/25/2017          16,834,029.62        86,526.51      6.3281       6.4079       6.17%
       147    8/25/2017          16,372,761.00        82,405.19      6.3349       6.4148       6.04%
       148    9/25/2017          15,923,901.00        80,779.49      6.3432       6.4226       6.09%
       149   10/25/2017          15,487,125.88        81,373.52      6.3512       6.4301       6.31%
       150   11/25/2017          15,062,113.08        77,661.56      6.3583       6.4360       6.19%
       151   12/25/2017          14,648,544.22        78,192.58      6.3640       6.4432       6.41%
       152    1/25/2018          14,246,114.99        74,743.87      6.3707       6.4453       6.30%
       153    2/25/2018          13,854,529.21        73,303.10      6.3789       6.4466       6.35%
       154    3/25/2018          13,473,492.08        77,392.70      6.3868       6.4470       6.89%
       155    4/25/2018          13,102,744.29        70,719.22      6.3931       6.4477       6.48%
       156    5/25/2018          12,741,994.00        71,074.60      6.3983       6.4498       6.69%
       157    6/25/2018          12,390,969.62        68,350.50      6.3777       6.4509       6.62%
       158    7/25/2018          12,049,410.86        68,677.17      6.3767       6.4602       6.84%
       159    8/25/2018          11,717,066.15        65,965.56      6.3832       6.4708       6.76%
       160    9/25/2018          11,393,687.60        64,945.00      6.3909       6.4825       6.84%
       161   10/25/2018          11,079,064.05        65,195.23      6.3984       6.4939       7.06%
       162   11/25/2018          10,772,945.81        62,779.28      6.4073       6.5037       6.99%
       163   12/25/2018          10,475,096.43        62,858.91      6.4299       6.5144       7.20%
       164    1/25/2019          10,185,295.58        60,619.48      6.4415       6.5165       7.14%
       165    2/25/2019           9,903,329.27        59,608.36      6.4496       6.5168       7.22%
       166    3/25/2019           9,628,982.04        61,892.31      6.4573       6.5161       7.71%
       167    4/25/2019           9,362,073.48        57,834.06      6.4632       6.5157       7.41%
       168    5/25/2019           9,102,386.29        57,870.94      6.4678       6.5167       7.63%
       169    6/25/2019           8,849,722.82        56,153.16      6.4437       6.5157       7.61%
       170    7/25/2019           8,603,894.47        56,155.09      6.4414       6.5147       7.83%
       171    8/25/2019           8,364,718.26        54,464.92      6.4476       6.5129       7.81%
       172    9/25/2019           8,132,016.51        53,625.85      6.4550       6.5117       7.91%
       173   10/25/2019           7,905,613.44        53,528.57      6.4620       6.5100       8.13%
       174   11/25/2019           7,685,342.08        52,058.20      6.4640       6.5072       8.13%
       175   12/25/2019           7,471,039.11        52,016.51      6.4366       6.5051       8.35%
       176    1/25/2020           7,262,582.69        50,684.02      6.4322       6.4966       8.37%
       177    2/25/2020           7,059,799.43        49,970.88      6.4387       6.4867       8.49%
       178    3/25/2020           6,504,136.72        49,309.58      6.4452       6.4759       9.10%
       179    4/25/2020           6,320,784.46        47,762.58      6.4504       6.4651       9.07%
       180    5/25/2020           6,120,492.53        47,439.82      6.4489       6.4556       9.30%
       181    6/25/2020           5,925,630.40        46,505.82      6.3882       6.4449       9.42%
       182    7/25/2020           5,736,053.22        46,142.25      6.3732       6.4407       9.65%
       183    8/25/2020           5,574,338.78        45,288.69      6.3774       6.4374       9.75%
       184    9/25/2020           5,417,053.73        44,639.27      6.3831       6.4349       9.89%
       185   10/25/2020           5,264,059.77        44,257.55      6.3884       6.4319      10.09%
       186   11/25/2020           5,115,254.85        43,546.32      6.3890       6.4275      10.22%
       187   12/25/2020           4,970,530.10        43,178.87      6.3613       6.4244      10.42%
       188    1/25/2021           4,829,775.65        42,553.94      6.3558       6.4179      10.57%

       189    2/25/2021           4,692,883.74        42,071.19      6.3607       6.4110      10.76%
       190    3/25/2021           4,559,751.35        41,686.83      6.3656       6.4033      10.97%
       191    4/25/2021           4,430,264.26        55,845.63      6.3689       6.3957      15.13%
       192    5/25/2021           4,304,331.67       163,008.46      6.3686       6.3899      45.44%
       193    6/25/2021           4,181,861.22       158,468.41      6.3250       6.3831      45.47%
       194    7/25/2021           4,062,759.15       154,052.14      6.3144       6.3863      45.50%
       195    8/25/2021           3,946,934.24       149,761.64      6.3176       6.3915      45.53%
       196    9/25/2021           3,834,299.50       145,581.72      6.3221       6.3977      45.56%
       197   10/25/2021           3,724,766.64       141,525.48      6.3263       6.4035      45.59%
       198   11/25/2021           3,618,254.61       137,578.84      6.3309       6.4079      45.63%
       199   12/25/2021           3,514,681.19       133,741.28      6.3416       6.4134      45.66%
       200    1/25/2022           3,413,967.16       130,008.91      6.3472       6.4125      45.70%
       201    2/25/2022           3,316,035.18       126,374.79      6.3519       6.4104      45.73%
       202    3/25/2022           3,220,808.62       122,849.21      6.3562       6.4074      45.77%
       203    4/25/2022           3,128,216.97       119,411.13      6.3589       6.4048      45.81%
       204    5/25/2022           3,038,185.95       116,066.19      6.3608       6.4036      45.84%
       205    6/25/2022           2,950,645.80       112,811.99      6.3377       6.4014      45.88%
       206    7/25/2022           2,865,528.72       109,647.34      6.3335       6.4077      45.92%
       207    8/25/2022           2,782,769.11       106,569.89      6.3366       6.4154      45.96%
       208    9/25/2022           2,702,303.17       103,589.99      6.3408       6.4241      46.00%
       209   10/25/2022           2,624,072.91       100,686.18      6.3448       6.4325      46.04%
       210   11/25/2022           2,548,015.72        97,857.10      6.3505       6.4395      46.09%
       211   12/25/2022           2,474,070.85        95,106.28      6.3721       6.4473      46.13%
       212    1/25/2023           2,402,181.12        92,431.31      6.3810       6.4477      46.17%
       213    2/25/2023           2,332,290.84        89,825.86      6.3857       6.4466      46.22%
       214    3/25/2023           2,264,344.25        87,305.30      6.3898       6.4446      46.27%
       215    4/25/2023           2,198,293.01        84,842.89      6.3924       6.4429      46.31%
       216    5/25/2023           2,134,081.68        82,445.91      6.3947       6.4426      46.36%
       217    6/25/2023           2,071,659.42        80,114.14      6.3758       6.4409      46.41%
       218    7/25/2023           2,010,977.30        77,846.44      6.3729       6.4430      46.45%
       219    8/25/2023           1,951,987.95        75,641.45      6.3760       6.4452      46.50%
       220    9/25/2023           1,894,645.39        73,499.04      6.3801       6.4482      46.55%
       221   10/25/2023           1,838,905.43        71,415.13      6.3839       6.4509      46.60%
       222   11/25/2023           1,784,724.23        69,387.61      6.3866       6.4527      46.65%
       223   12/25/2023           1,732,058.91        67,416.13      6.3861       6.4555      46.71%
       224    1/25/2024           1,680,868.20        65,499.06      6.3879       6.4560      46.76%
       225    2/25/2024           1,631,111.91        63,633.98      6.3920       6.4567      46.82%
       226    3/25/2024           1,582,750.55        61,824.07      6.3957       6.4567      46.87%
       227    4/25/2024           1,535,747.43        60,061.26      6.3985       6.4569      46.93%
       228    5/25/2024           1,490,064.35        58,346.38      6.4012       6.4580      46.99%
       229    6/25/2024           1,445,664.98        56,678.72      6.3907       6.4579      47.05%
       230    7/25/2024           1,402,514.16        55,057.17      6.3904       6.4592      47.11%
       231    8/25/2024           1,360,577.80        53,480.27      6.3934       6.4598      47.17%
       232    9/25/2024           1,319,822.59        51,947.56      6.3973       6.4612      47.23%
       233   10/25/2024           1,280,217.88        50,456.31      6.4008       6.4623      47.29%
       234   11/25/2024           1,241,731.78        48,996.36      6.4026       6.4619      47.35%
       235   12/25/2024           1,204,342.87        47,587.46      6.3962       6.4619      47.42%
       236    1/25/2025           1,168,010.53        46,181.55      6.3961       6.4513      47.45%
       237    2/25/2025           1,132,741.15        44,845.43      6.3998       6.4378      47.51%
       238    3/25/2025           1,098,475.46        43,438.92      6.4032       6.4235      47.45%
       239    4/25/2025           1,065,277.59        42,178.58      6.4050       6.4092      47.51%
       240    5/25/2025           1,033,019.67        40,949.46      6.4007       6.3971      47.57%
       241    6/25/2025           1,001,684.80        39,754.22      6.3353       6.3832      47.62%
       242    7/25/2025             971,247.40        38,591.87      6.3168       6.3774      47.68%
       243    8/25/2025             941,682.49        37,473.76      6.3182       6.3731      47.75%
       244    9/25/2025             912,957.98        36,373.58      6.3211       6.3695      47.81%

       245   10/25/2025             885,045.24        35,313.38      6.3236       6.3655      47.88%
       246   11/25/2025             857,926.06        34,285.52      6.3223       6.3602      47.96%
       247   12/25/2025             831,579.84        33,286.53      6.2991       6.3558      48.03%
       248    1/25/2026             805,985.39        32,315.10      6.2931       6.3456      48.11%
       249    2/25/2026             781,121.83        31,371.68      6.2955       6.3341      48.19%
       250    3/25/2026             756,969.44        30,445.14      6.2977       6.3219      48.26%
       251    4/25/2026             733,504.45        29,549.98      6.2985       6.3096      48.34%
       252    5/25/2026             710,710.44        28,682.51      6.2947       6.2995      48.43%
       253    6/25/2026             688,570.13        27,839.18      6.2407       6.2880      48.52%
       254    7/25/2026             667,065.39        27,019.30      6.2252       6.2857      48.61%
       255    8/25/2026             646,178.59        26,223.80      6.2258       6.2853      48.70%
       256    9/25/2026             625,893.28        25,444.79      6.2277       6.2858      48.78%
       257   10/25/2026             606,190.17        24,692.08      6.2293       6.2858      48.88%
       258   11/25/2026             587,055.25        23,961.60      6.2297       6.2847      48.98%
       259   12/25/2026             568,473.32        23,251.82      6.2254       6.2843      49.08%
       260    1/25/2027             550,429.10        22,561.90      6.2247       6.2774      49.19%
       261    2/25/2027             532,907.62        21,891.55      6.2265       6.2692      49.30%
       262    3/25/2027             515,894.45        21,236.76      6.2281       6.2603      49.40%
       263    4/25/2027             499,373.86        20,602.14      6.2283       6.2514      49.51%
       264    5/25/2027             483,333.04        19,986.46      6.2257       6.2443      49.62%
       265    6/25/2027             467,759.18        19,388.06      6.1867       6.2356      49.74%
       266    7/25/2027             452,639.23        18,806.46      6.1756       6.2322      49.86%
       267    8/25/2027             437,960.49        18,242.00      6.1759       6.2294      49.98%
       268    9/25/2027             423,711.02        17,690.06      6.1773       6.2274      50.10%
       269   10/25/2027             409,877.13        17,156.20      6.1784       6.2249      50.23%
       270   11/25/2027             396,448.51        16,638.21      6.1772       6.2217      50.36%
       271   12/25/2027             383,414.23        16,134.99      6.1647       6.2197      50.50%
       272    1/25/2028             370,763.29        15,646.04      6.1610       6.2175      50.64%
       273    2/25/2028             358,484.97        15,171.17      6.1621       6.2160      50.78%
       274    3/25/2028             346,568.91        14,708.67      6.1631       6.2138      50.93%
       275    4/25/2028             335,004.38        14,260.09      6.1632       6.2120      51.08%
       276    5/25/2028             323,781.94        13,824.59      6.1635       6.2110      51.24%
       277    6/25/2028             312,892.14        13,401.52      6.1531       6.2092      51.40%
       278    7/25/2028             302,325.65        12,990.56      6.1508       6.2123      51.56%
       279    8/25/2028             292,073.40        12,591.41      6.1512       6.2158      51.73%
       280    9/25/2028             282,126.57        12,204.10      6.1524       6.2201      51.91%
       281   10/25/2028             272,476.80        11,827.76      6.1533       6.2242      52.09%
       282   11/25/2028             263,115.64        11,462.04      6.1554       6.2270      52.28%
       283   12/25/2028             254,034.84        11,106.85      6.1690       6.2305      52.47%
       284    1/25/2029             245,226.52        10,761.84      6.1734       6.2268      52.66%
       285    2/25/2029             236,682.95        10,426.65      6.1748       6.2216      52.86%
       286    3/25/2029             228,396.59        10,100.87      6.1758       6.2157      53.07%
       287    4/25/2029             220,360.04         9,784.44      6.1755       6.2099      53.28%
       288    5/25/2029             212,566.19         9,477.30      6.1742       6.2058      53.50%
       289    6/25/2029             205,008.28         9,178.99      6.1489       6.2007      53.73%
       290    7/25/2029             197,679.58         8,889.31      6.1419       6.2037      53.96%
       291    8/25/2029             190,573.59         8,608.16      6.1419       6.2082      54.20%
       292    9/25/2029             183,684.08         8,335.08      6.1430       6.2136      54.45%
       293   10/25/2029             177,004.83         8,070.14      6.1438       6.2187      54.71%
       294   11/25/2029             170,529.99         7,812.85      6.1464       6.2226      54.98%
       295   12/25/2029             164,253.70         7,563.08      6.1647       6.2271      55.25%
       296    1/25/2030             158,170.30         7,320.58      6.1704       6.2242      55.54%
       297    2/25/2030             152,274.30         7,085.06      6.1718       6.2198      55.83%
       298    3/25/2030             146,560.26         6,855.65      6.1727       6.2145      56.13%
       299    4/25/2030             141,023.80         6,630.73      6.1723       6.2095      56.42%
       300    5/25/2030             135,661.85         6,414.90      6.1713       6.2060      56.74%

       301    6/25/2030             130,466.98         6,205.40      6.1713       6.2060      57.08%
       302    7/25/2030             125,434.40         6,002.05      6.1713       6.2060      57.42%
       303    8/25/2030             120,559.44         5,805.23      6.1713       6.2060      57.78%
       304    9/25/2030             115,837.13         5,613.99      6.1713       6.2060      58.16%
       305   10/25/2030             111,262.95         5,428.57      6.1713       6.2060      58.55%
       306   11/25/2030             106,832.73         5,248.67      6.1713       6.2060      58.96%
       307   12/25/2030             102,542.35         5,074.08      6.1713       6.2060      59.38%
       308    1/25/2031              98,387.77         4,904.67      6.1713       6.2060      59.82%
       309    2/25/2031              94,365.05         4,740.28      6.1713       6.2060      60.28%
       310    3/25/2031              90,470.38         4,580.78      6.1713       6.2060      60.76%
       311    4/25/2031              86,700.03         4,426.02      6.1713       6.2060      61.26%
       312    5/25/2031              83,050.41         4,275.88      6.1713       6.2060      61.78%
       313    6/25/2031              79,518.00         4,130.23      6.1713       6.2060      62.33%
       314    7/25/2031              76,099.38         3,988.93      6.1713       6.2060      62.90%
       315    8/25/2031              72,791.24         3,851.87      6.1713       6.2060      63.50%
       316    9/25/2031              69,590.34         3,718.92      6.1713       6.2060      64.13%
       317   10/25/2031              66,493.57         3,589.97      6.1713       6.2060      64.79%
       318   11/25/2031              63,497.86         3,464.90      6.1713       6.2060      65.48%
       319   12/25/2031              60,600.26         3,343.61      6.1713       6.2060      66.21%
       320    1/25/2032              57,797.88         3,225.99      6.1713       6.2060      66.98%
       321    2/25/2032              55,087.92         3,111.93      6.1713       6.2060      67.79%
       322    3/25/2032              52,467.67         3,001.33      6.1713       6.2060      68.64%
       323    4/25/2032              49,934.47         2,894.09      6.1713       6.2060      69.55%
       324    5/25/2032              47,485.76         2,790.13      6.1713       6.2060      70.51%
       325    6/25/2032              45,119.04         2,689.33      6.1713       6.2060      71.53%
       326    7/25/2032              42,831.87         2,591.63      6.1713       6.2060      72.61%
       327    8/25/2032              40,621.90         2,496.91      6.1713       6.2060      73.76%
       328    9/25/2032              38,486.83         2,405.11      6.1713       6.2060      74.99%
       329   10/25/2032              36,424.43         2,316.14      6.1713       6.2060      76.31%
       330   11/25/2032              34,432.53         2,229.91      6.1713       6.2060      77.71%
       331   12/25/2032              32,509.03         2,146.35      6.1713       6.2060      79.23%
       332    1/25/2033              30,651.88         2,065.38      6.1713       6.2060      80.86%
       333    2/25/2033              28,859.09         1,986.92      6.1713       6.2060      82.62%
       334    3/25/2033              27,128.73         1,910.91      6.1713       6.2060      84.53%
       335    4/25/2033              25,458.92         1,837.27      6.1713       6.2060      86.60%
       336    5/25/2033              23,847.84         1,765.94      6.1713       6.2060      88.86%
       337    6/25/2033              22,293.70         1,696.85      6.1713       6.2060      91.34%
       338    7/25/2033              20,794.79         1,629.93      6.1713       6.2060      94.06%
       339    8/25/2033              19,349.43         1,565.12      6.1713       6.2060      97.06%
       340    9/25/2033              17,956.00         1,502.37      6.1713       6.2060     100.40%
       341   10/25/2033              16,612.91         1,441.60      6.1713       6.2060     104.13%
       342   11/25/2033              15,318.63         1,382.77      6.1713       6.2060     108.32%
       343   12/25/2033              14,071.66         1,325.81      6.1713       6.2060     113.06%
       344    1/25/2034              12,870.56         1,270.67      6.1713       6.2060     118.47%
       345    2/25/2034              11,713.92         1,217.31      6.1713       6.2060     124.70%
       346    3/25/2034              10,600.37         1,165.66      6.1713       6.2060     131.96%
       347    4/25/2034               9,528.57         1,115.68      6.1713       6.2060     140.51%
       348    5/25/2034               8,497.25         1,067.31      6.1713       6.2060     150.73%
       349    6/25/2034               7,505.14         1,020.52      6.1713       6.2060     163.17%
       350    7/25/2034               6,551.03           975.25      6.1713       6.2060     178.64%
       351    8/25/2034               5,633.73           931.47      6.1713       6.2060     198.41%
       352    9/25/2034               4,752.09           889.12      6.1713       6.2060     224.52%
       353   10/25/2034               3,905.00           847.54      6.1713       6.2060     260.45%
       354   11/25/2034               3,091.99           807.75      6.1713       6.2060     313.49%
       355   12/25/2034               2,311.59           765.32      6.1713       6.2060     397.30%
       356    1/25/2035               1,566.73           682.35      6.1713       6.2060     522.63%

       357    2/25/2035                 898.26            602.2      6.1713       6.2060     804.49%
       358    3/25/2035                 304.09           193.36      6.1713       6.2060     763.04%
       359    4/25/2035                 113.47            78.01      6.1713       6.2060     824.99%
       360    5/25/2035                  36.45            35.94      6.1713       6.2060    1183.21%
       361    6/25/2035                   0.83             0.71      6.1713       6.2060    1026.51%
       362    7/25/2035                   0.12             0.12      6.1713       6.2060    1200.00%
Total